                                                                    EXHIBIT 99.1


                                  CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
       (SUBSECTIONS (A) AND (B) OF SECTION 1350, CHAPTER 63 OF TITLE 18,
                              UNITED STATES CODE)


     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of Steel City Products, Inc., a Delaware corporation (the "Company"), does hereby certify that:


     The Quarterly Report on Form 10-Q for the quarter ended September 30, 2002 (the "Form 10-Q") of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-Q fairly represents, in all material respects, the financial condition and results of operations of the Company.


Dated:  November 11, 2002                   /s/ Terrance W. Allan
                                                --------------------------------
                                                Terrance W. Allan
                                                Chief Executive Officer


Dated:  November 11, 2002                   /s/ Maarten D. Hemsley
                                                --------------------------------
                                                Maarten D. Hemsley
                                                Chief Financial Officer